UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 16, 2006

                   TRANSTECH INDUSTRIES, INC.
       (Exact name of registrant as specified in charter)


   Delaware                0-6512                22-1777533
(State or other          (Commission          (IRS. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)

  200 Centennial Ave., Piscataway, N.J.                 08854
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732)981-0777

(Former name or former address, if changed
since last report.)                                Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act.

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

                                             Page 1 of 4 pages

Item 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Briggs, Bunting & Dougherty, LLP has declined to stand for re-election as Transtech Industries, Inc.'s (the "Company") independent certified public accountants with respect to the audit of the Company's consolidated financial statements for the year ended December 31, 2005. Briggs, Bunting & Dougherty, LLP informed the Company it could not continue to satisfy the partner rotation requirement promulgated by the Sarbanes-Oxley Act of 2002 given its current staffing.

      Briggs, Bunting & Dougherty, LLP had served as the Company's independent certified public accountants for the years ended December 31, 2004 and December 31, 2003. Briggs, Bunting & Dougherty, LLP's audit reports for such years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except for a modification as to the Company's ability to continue as a going concern.

      In connection with the audit of the Company's consolidated financial statements prepared for the fiscal years ended December 31, 2004 and December 31, 2003, and the review of the Company's quarterly financial statements prepared for the three quarters of 2005, the Company had no disagreements with Briggs, Bunting & Dougherty, LLP with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedures of the type discussed in Item 304(a)(1)(iv) of Regulation S-B.

      The Company's board of directors has authorized the appointment of WithumSmith+Brown, P.C. to serve as the Company's independent registered certified public accountants for the year ended December 31, 2005, and to review the Company's quarterly financial statements for the three quarters of 2006, effective January 16, 2006.

      During the fiscal years ending December 31, 2004 and December 31, 2003, including the subsequent interim periods through January 16, 2006, the effective date of Briggs, Bunting & Dougherty, LLP's withdrawal, and prior to the appointment of WithumSmith+Brown, P.C., neither the Company, or anyone on its behalf, consulted with WithumSmith+Brown, P.C. regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

      The Company has provided Briggs, Bunting & Dougherty, LLP a copy of this report prior to its filing with the Securities and Exchange Commission (SEC). The Company requested Briggs, Bunting & Dougherty, LLP furnish a letter addressed to the SEC stating whether Briggs, Bunting & Dougherty, LLP agrees with the above statements. A letter from Briggs, Bunting & Dougherty, LLP is attached as Exhibit 16 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is included as part of this report:

EXHIBIT
NO.            DESCRIPTION

16             Letter from Briggs, Bunting & Dougherty, LLP



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRANSTECH INDUSTRIES, INC.
                              (Registrant)


                              By: /s/ Andrew J. Mayer, Jr.
                                 Andrew J. Mayer, Jr., Vice
                                 President-Finance, Chief
                                 Financial Officer and
                                 Secretary

Dated:  January 19, 2006